American Funds Corporate Bond Fund®

Part B
Statement of Additional Information

August 1, 2017

This document is not a prospectus but should be read in conjunction with the current prospectus of American Funds Corporate Bond Fund (the “fund”) dated August 1, 2017. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

American Funds Corporate Bond Fund
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	BFCAX	Class 529-A	COBAX	Class R-1	RCBAX
Class C	BFCCX	Class 529-C	COBCX	Class R-2	RCBBX
Class T	TFBBX	Class 529-E	COBEX	Class R-2E	RCBGX
Class F-1	BFCFX	Class 529-T	TABBX	Class R-3	RCBCX
Class F-2	BFCGX	Class 529-F-1	COBFX	Class R-4	RCBDX
Class F-3	CFBFX			Class R-5E	RCBHX
				Class R-5	RCBEX
				Class R-6	RCBFX

Investment portfolio
Financial statements

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Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

· The fund will invest at least 80% of its assets in corporate debt securities. For purposes of this investment guideline, corporate debt securities include any corporate debt instrument, including but not limited to bank loans, covered bonds, hybrids (securities with equity and debt characteristics), certain preferred securities and commercial paper and other cash equivalents. Additionally, investments in corporate debt securities for purposes of this guideline may be represented by derivative instruments, such as swap agreements.

· Under normal market conditions, the fund will invest 100% of its assets in debt instruments, including bonds, mortgage- and other asset-backed securities, money market instruments, cash, cash equivalents and certain derivative instruments, rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser at time of purchase. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund’s investment policies. The fund may invest in debt securities guaranteed or sponsored by the U.S. government without regard to the quality rating assigned to the U.S. government by a Nationally Recognized Statistical Rating Organization.

· In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

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Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Pass-through securities — The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

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Adjustable rate mortgage-backed securities — Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

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Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common

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stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include,

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but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the

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fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could

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impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit

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retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Inflation linked bonds — The fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of

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inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

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Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. The fund will only enter into repurchase agreements involving securities of the type in which it could otherwise invest. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy

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Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is

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foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

Maturity — There are no restrictions on the maturity composition of the portfolio. The fund invests in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

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Derivatives — In pursuing its investment objective, the fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. The fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the fund as a result of the failure of the fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the fund’s investment in a derivative instrument may result in losses. Further, if a fund’s counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor and delay or impede the fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the fund’s other investments, the ability of the fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the fund’s derivative positions, the fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the fund.

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Because certain derivative instruments may obligate the fund to make one or more potential future payments, which could significantly exceed the value of the fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the fund’s investment in the instrument. When a fund leverages its portfolio, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the fund’s portfolio. Because the fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the fund’s investments in such derivatives may also require the fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The fund may enter into futures contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the fund purchases or sells a security, such as a stock or bond, no price is paid or received by the fund upon the purchase or sale of a futures contract. When the fund enters into a futures contract, the fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the fund but is instead a settlement between the fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the fund.

When the fund invests in futures contracts and deposits margin with an FCM, the fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in

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segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is less, the fund realizes a loss.

The fund is generally required to segregate liquid assets equivalent to the fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount equal to the contract price the fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the fund may be able to utilize these contracts to a greater extent than if the fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the fund had purchased the reference asset directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing

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positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the fund may be prevented from promptly liquidating unfavorable futures positions and the fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the fund to substantial losses. Additionally, the fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the fund would remain obligated to meet margin requirements until the position is cleared. As a result, the fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The fund will generally segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit default swap indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the fund may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the

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protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDX transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction.

The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the fund might have may be subject to applicable bankruptcy laws, which could delay or limit the fund’s recovery. Thus, if the fund’s counterparty to a CDX transaction defaults on its obligation to make payments thereunder, the fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the fund invests in a CDX as a protection seller, the fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the fund.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the fund’s obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the fund. In connection with CDX transactions in which the fund acts as protection buyer, the fund will segregate liquid assets with a value at least equal to the fund’s exposure (i.e., any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the fund acts as protection seller, the fund will segregate liquid assets with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the fund has assets available to satisfy its obligations with respect to CDX transactions and to limit any potential leveraging of the fund’s portfolio. However, segregation of liquid assets will not limit the fund’s exposure to loss. To maintain this required margin, the fund may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the fund’s ability to otherwise invest those assets in other securities or instruments.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended May 31, 2017 and 2016 were 162% and 295%, respectively. The decrease in turnover was due to decreased trading activity during the period. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last four fiscal years and for the fiscal period ended May 31, 2013.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including derivatives, mortgage-dollar-roll transactions, sale-buybacks, interest rate swaps, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
William H. Baribault, 1945 Trustee (2012)	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 1947 Trustee (2012)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation Former director of Quiksilver, Inc. (until 2014)	· Service as chief executive officer for multiple companies · Corporate board experience · Service on advisory and trustee boards for charitable, municipal and nonprofit organizations · MBA
Leonard R. Fuller, 1946 Trustee (2012)	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None	· Former partner, public accounting firm · Financial management consulting · Service on advisory and trustee boards for municipal, educational and nonprofit organizations · MBA

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Mary Davis Holt, 1950 Trustee (2015-2016; 2017)	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None

·  Service as chief operations officer, global media company

·  Senior corporate management experience

·  Corporate board experience

·  Service on advisory and trustee boards for educational, business and non-profit organizations

·  MBA

R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive) (2012)	Private investor	80	Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014); The Swiss Helvetia Fund, Inc. (until 2016)	· Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) · Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow, 1958 Trustee (2012)	Dean and Professor, Columbia University, School of International and Public Affairs	79	MasterCard Incorporated; Trimble Inc. Former director of The NASDAQ Stock Market LLC (until 2016)

·  Service with Office of the U.S. Trade Representative and U.S. Department of Justice

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Experience as corporate lawyer

·  JD

American Funds Corporate Bond Fund — Page 27

Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Laurel B. Mitchell, PhD, 1955 Trustee (2012)	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None

·  Professor at multiple universities

·  Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

·  Experience in corporate management and public accounting

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  PhD, accounting

·  Formerly licensed as CPA

Frank M. Sanchez, 1943 Trustee (2012)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None	· Senior academic leadership position · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · PhD, education administration and finance

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Margaret Spellings, 1957 Trustee (2012)	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	ClubCorp Holdings, Inc. Former director of Apollo Education Group, Inc. (until 2013)

·  Former U.S. Secretary of Education, U.S. Department of Education

·  Former Assistant to the President for Domestic Policy, The White House

·  Former senior advisor to the Governor of Texas

·  Service on advisory and trustee boards for charitable and nonprofit organizations

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
John H. Smet, 1956 Vice Chairman of the Board (2012)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970 Trustee (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

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Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
David S. Lee, 1972 President (2015)	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company*
Kristine M. Nishiyama, 1970 Senior Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company*
Steven I. Koszalka, 1964 Secretary (2012)	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary (2014)	Associate – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2012)	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer (2015)	Vice President – Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5 All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2016:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
William H. Baribault	None	Over $100,000	N/A	$50,001 – $100,000
James G. Ellis	None	Over $100,000	N/A	N/A
Leonard R. Fuller	None	$10,001 – $50,000	N/A	Over $100,000
Mary Davis Holt[4]	None	$50,001-$100,000	N/A	N/A
R. Clark Hooper	$10,001 – $50,000[5]	Over $100,000	N/A	Over $100,000
Merit E. Janow	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	None	Over $100,000	N/A	$50,001 – $100,000
Frank M. Sanchez	None	$1 – $10,000	N/A	N/A
Margaret Spellings	$10,001 – $50,000[5]	Over $100,000	N/A	Over $100,000

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee
Interested trustees
John H. Smet	Over $100,000	Over $100,000
Michael C. Gitlin	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 N/A indicates that the listed individual, as of December 31, 2016, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 Ms. Holt was elected to the board effective June 8, 2017.

5 Information is as of July 19, 2017.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $28 to $56, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

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Trustee compensation earned during the fiscal year ended May 31, 2017:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
William H. Baribault	$49	$387,235
James G. Ellis	49	390,573
Leonard R. Fuller[2]	47	383,735
Mary Davis Holt[3]	N/A	169,188
R. Clark Hooper	56	501,529
Merit E. Janow	46	412,485
Laurel B. Mitchell[2]	63	299,829
Frank M. Sanchez	58	271,329
Margaret Spellings[2]	40	429,704

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 2012. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended May 31, 2017 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2  Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2017 fiscal year for participating trustees is as follows: Leonard R. Fuller ($30), Laurel B. Mitchell ($24) and Margaret Spellings ($40). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

3 Ms. Holt was elected to the board effective June 8, 2017.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Delaware statutory trust on May 25, 2012. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive

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session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Leonard R. Fuller, Mary Davis Holt, Laurel B. Mitchell and Frank M. Sanchez. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2017 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2017 fiscal year.

The fund has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow and Margaret Spellings. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be

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accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2017 fiscal year.

The independent board members of the fund have oversight responsibility for the fund and certain other funds managed by the investment adviser. As part of their oversight responsibility for these funds, each independent board member sits on one of three fund review committees comprised solely of independent board members. The three committees are divided by portfolio type. Each committee functions independently and is not a decision making body. The purpose of the committees is to assist the board of each fund in the oversight of the investment management services provided by the investment adviser. In addition to regularly monitoring and reviewing investment results, investment activities and strategies used to manage the fund’s assets, the committees also receive reports from the investment adviser’s Principal Investment Officers for the funds, portfolio managers and other investment personnel concerning efforts to achieve the fund’s investment objectives. Each committee reports to the full board of the fund.

American Funds Corporate Bond Fund — Page 37

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

American Funds Corporate Bond Fund — Page 38

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

American Funds Corporate Bond Fund — Page 39

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

American Funds Corporate Bond Fund — Page 40

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on July 1, 2017. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class C Class F-3	39.53% 15.33 35.10
Capital Research and Management Company Corporate Account Los Angeles, CA	Record	Class A Class R-1 Class R-2E Class R-5 Class R-5E	21.89 35.58 100.00 19.12 100.00
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class F-3 Class R-1	5.85 14.20 41.96 45.50 22.78 64.08
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class C Class F-1 Class F-2	6.28 22.47 10.19
Stifel Nicolaus & Co Omnibus Account St. Louis, MO	Record	Class C	6.06
LPL Financial Omnibus Account San Diego, CA	Record	Class F-1 Class F-2 Class R-2	5.77 18.47 6.16
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	5.23
Capital Group Private Client Services Irvine, CA	Record	Class F-3	38.75
North Central Service Inc 401k Plan Greenwood Village, CO	Record Beneficial	Class R-2	25.35
Ascensus Trust Co 401k Plan Fargo, ND	Record Beneficial	Class R-2	11.87
Gramedia 401k Plan Rochester Hills, MI	Record Beneficial	Class R-2	7.23
Advanced Dental Care of Living 401k Plan Greenwood Village, CO	Record Beneficial	Class R-2	6.43
Leekers Family Food 401k Plan Greenwood Village, CO	Record Beneficial	Class R-2	6.30
Retirement Plan Honolulu, HI	Beneficial	Class R-3	33.17
Camrud-Foss Concrete Construc 401k Plan Audubon, MN	Record Beneficial	Class R-3	6.74
Montana Tax Foundation Retirement Plan Helena, MT	Record Beneficial	Class R-3	5.61

American Funds Corporate Bond Fund — Page 41

Name and address	Ownership	Ownership percentage
Retirement Plan Slidell, LA	Beneficial	Class R-4	45.60
Radiology Assoc of Appleton SC 401k Plan Appleton, WI	Record Beneficial	Class R-4	6.24
Retirement Plan San Marino, CA	Beneficial	Class R-4	5.47
Raymond James Omnibus Account St. Petersburg, FL	Record	Class R-4	5.40
Retirement Plan 401k Plan Corvallis, OR	Record Beneficial	Class R-4	5.10
O’Hara Canyon Ranch 401k Plan Santa Paula, CA	Record Beneficial	Class R-5	24.30
Baxter-Rutherford Inc 401k Plan Seattle, WA	Record Beneficial	Class R-5	17.21
Ryan Jorgenson & Limoli 401k Plan Tacoma, WA	Record Beneficial	Class R-5	12.66
Cascade Asphalt Sealing Co Inc 401k Plan Tacoma, WA	Record Beneficial	Class R-5	11.79
Doherty Financial Services 401k Plan Uncasville, CT	Record Beneficial	Class R-5	8.17
Jefferson Obstetrics & Gynecology 401k Plan Greenwood Village, CO	Record Beneficial	Class R-6	94.31

Because Class T and Class 529-T shares are not currently offered to the public, Capital Research and Management Company, the fund’s investment adviser, owns 100% of the fund’s outstanding Class T and Class 529-T shares.

As of July 1, 2017, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

American Funds Corporate Bond Fund — Page 42

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: a custom average consisting of one share class per fund of corporate debt BBB-rated funds that disclose investment objectives and strategies comparable to those of the fund and a custom average consisting of one share class per fund of corporate debt A-rated funds that disclose investment objectives and strategies comparable to those of the fund and Bloomberg Barclays U.S. Corporate Investment Grade Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

American Funds Corporate Bond Fund — Page 43

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of May 31, 2017:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
David S. Lee	$100,001 – $500,000	3	$120.0	2	$0.84	7	$6.69

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with the portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

American Funds Corporate Bond Fund — Page 44

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until April 30, 2018, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

Under the Agreement, the investment adviser receives a management fee at the annual rate of .46% of the average daily net assets of the fund. Management fees are paid monthly and accrued daily.

For the fiscal years ended May 31, 2017, 2016 and 2015, the investment adviser received from the fund management fees of $554,000, $231,000 and $234,000, respectively.

The investment adviser is currently reimbursing a portion of the expenses of the fund during its start-up period. This reimbursement will be in effect through at least August 1, 2018. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. For the fiscal years ended May 31, 2017, 2016 and 2015, the total expenses reimbursed by the investment adviser were $52,000, $113,000 and $90,000, respectively.

American Funds Corporate Bond Fund — Page 45

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until April 30, 2018, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2017 fiscal year, administrative services fees were:

Administrative services fee
Class A	$11,000
Class C	2,000
Class T	—*
Class F-1	—*
Class F-2	2,000
Class F-3	—*
Class 529-A	1,000
Class 529-C	1,000
Class 529-E	—*
Class 529-T	—*
Class 529-F-1	—*
Class R-1	—*
Class R-2	—*
Class R-2E	—*
Class R-3	—*
Class R-4	—*
Class R-5E	—*
Class R-5	—*
Class R-6	—*

*Amount less than $1,000.

American Funds Corporate Bond Fund — Page 46

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

American Funds Corporate Bond Fund — Page 47

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2017	$ —*	$125,000
Class C	2017	—	69,000
Class 529-A	2017	8,000	30,000
Class 529-C	2017	—*	1,000

*Amount less than $1,000.

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

American Funds Corporate Bond Fund — Page 48

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .30% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — Payment of service fees to investment dealers generally begins 13 months after establishment of an account in Class A, C, 529-A or 529-C shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of this statement of additional information.

American Funds Corporate Bond Fund — Page 49

During the 2017 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$294,000	$56,000
Class C	41,000	10,000
Class T	—	—
Class F-1	2,000	1,000
Class 529-A	8,000	4,000
Class 529-C	9,000	2,000
Class 529-E	1,000	—*
Class 529-T	—	—
Class 529-F-1	—	—
Class R-1	—*	—*
Class R-2	1,000	1,000
Class R-2E	—	—
Class R-3	1,000	1,000
Class R-4	—*	—*

* Amount less than $1,000.

American Funds Corporate Bond Fund — Page 50

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $20 billion of the net assets invested in Class 529 shares of the American Funds, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

American Funds Corporate Bond Fund — Page 51

Other compensation to dealers — As of July 2017, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

Advisor Group

AIG Capital Services Inc

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

American Portfolios Financial Services, Inc.

American Portfolios Advisors, Inc

American Portfolios Financial Services, Inc.

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Advisors LLC

Cambridge Advisors, Inc.

Cambridge Appleton Trust

Cambridge Associates, LLC (USA)

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.

Cambridge Southern Financial Advisors

Cambridge Wealth Management

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Girard Securities, Inc.

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Summit Brokerage Services, Inc.

VSR Financial Services, Inc.

Commonwealth

Commonwealth Advisory Group, LTD

Commonwealth Bank and Trust Company

Commonwealth Financial Advisors, LLC

Commonwealth Financial Network

D.A. Davidson & Co.

Edward Jones

Fidelity Investments

Hefren-Tillotson, Inc.

American Funds Corporate Bond Fund — Page 52

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J.J.B. Hilliard, W. L. Lyons, LLC

John Hancock

Signator Investors, Inc.

J.P. Morgan Chase Banc One

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Kestra Securities

Kestra Advisory Services LLC

Kestra Investment Services LLC

Kestra Private Wealth Services, LLC

NFP Advisor Services LLC

NFP Corporate Services (mn), Inc.

NFP Retirement

NFP Retirement Inc.

Ladenburg Thalmann Group

Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann Asset Management Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Securities Service Network Inc.

Triad Advisors, Inc.

Lincoln Network

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB

MML Distributors LLC

MML Investors Services, LLC

MSI Financial Srvices Inc.

The Massmutual Trust Company FSB

Merrill Lynch Banc of America

Bank of America

Bank of America, NA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Morgan Stanley Smith Barney LLC

NMIS

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Wealth Management Co

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

American Funds Corporate Bond Fund — Page 53

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association

PNC Investments LLC

Raymond James Group

Raymond James & Associates, Inc.

Raymond James (USA) LTD.

Raymond James Financial Services Advisors, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets, LLC

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

CRI Securities, LLC

H. Beck, Inc.

Securian Financial Services, Inc.

Stifel, Nicolaus & Co

Sterne Agee Investment Advisor Services, Inc.

Stifel Trust Company, N.A.

Stifel, Nicolaus & Company, Incorporated

UBS

UBS Financial Services, Inc.

UBS Securities, LLC

Voya Financial

ING Financial Advisers, LLC

Voya Financial Advisors, Inc.

Voya Financial Partners LLC

Wells Fargo Network

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors LLC (WBS)

Wells Fargo Advisors Private Client Group

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services LLC

Wells Fargo Securities, LLC

American Funds Corporate Bond Fund — Page 54

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

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The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

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Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended May 31, 2017, 2016 and 2015.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Wells Fargo, Citigroup Global Markets Inc., Goldman Sachs & Co., RBC Capital Markets LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC. At the end of the fund’s most recently completed fiscal year, the fund held debt securities of Wells Fargo & Company in the amount of $2,204,000, Citigroup Inc. in the amount of $2,257,000, Goldman Sachs Group, Inc. in the amount of $3,784,000, RBC Capital Markets LLC in the amount of $1,505,000, J.P. Morgan Securities LLC in the amount of $1,318,000 and Morgan Stanley & Co. LLC in the amount of $4,103,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.

Swaps, including both interest rate swaps and positions in credit default swap indices, are valued using market quotations or valuations provided by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the

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security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those

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purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Tax consequences of investing in derivatives — The fund may enter into transactions involving derivatives, such as futures, swaps and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

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Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

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processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

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Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts.

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Other purchases

If requested, Class A shares of the American Funds will be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	companies exchanging securities with the fund through a merger, acquisition or exchange offer; and
(3)	The Capital Group Companies, Inc. and its affiliated companies.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but

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less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

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Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

If requested, the CDSC on Class A shares of the American Funds will be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

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Other sales charge waivers — Waivers of all or a portion of the contingent deferred sales charge on Class C shares will be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (normally 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), the fund typically expects to pay redemption proceeds in one business day following receipt and acceptance of a redemption order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

American Funds Corporate Bond Fund — Page 80

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

American Funds Corporate Bond Fund — Page 81

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

American Funds Corporate Bond Fund — Page 82

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by Bank of New York Mellon, One Wall Street, New York, NY 10286, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2017 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$69,000
Class C	3,000
Class T	—*
Class F-1	2,000
Class F-2	3,000
Class F-3	—*
Class 529-A	2,000
Class 529-C	1,000
Class 529-E	—*
Class 529-T	—*
Class 529-F-1	—*
Class R-1	—*
Class R-2	—*
Class R-2E	—*
Class R-3	—*
Class R-4	—*
Class R-5E	—*
Class R-5	—*
Class R-6	—*

* Amount less than $1,000.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual

American Funds Corporate Bond Fund — Page 83

report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on May 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

American Funds Corporate Bond Fund — Page 84

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — May 31, 2017

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.33
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.73

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

American Funds Corporate Bond Fund — Page 85

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed-income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed-income funds
American Funds Emerging Markets Bond Fund®	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund®	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

American Funds Corporate Bond Fund — Page 86

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
Stock and stock/fixed-income funds
AMCAP Fund	1002	1302	1502	46002	1402
American Balanced Fund	1011	1311	1511	46011	1411
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100
American Funds Global Balanced Fund	1037	1337	1537	46037	1437
American Mutual Fund	1003	1303	1503	46003	1403
Capital Income Builder	1012	1312	1512	46012	1412
Capital World Growth and Income Fund	1033	1333	1533	46033	1433
EuroPacific Growth Fund	1016	1316	1516	46016	1416
Fundamental Investors	1010	1310	1510	46010	1410
The Growth Fund of America	1005	1305	1505	46005	1405
The Income Fund of America	1006	1306	1506	46006	1406
International Growth and Income Fund	1034	1334	1534	46034	1434
The Investment Company of America	1004	1304	1504	46004	1404
The New Economy Fund	1014	1314	1514	46014	1414
New Perspective Fund	1007	1307	1507	46007	1407
New World Fund	1036	1336	1536	46036	1436
SMALLCAP World Fund	1035	1335	1535	46035	1435
Washington Mutual Investors Fund	1001	1301	1501	46001	1401
Fixed-income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460
American Funds Mortgage Fund	1042	1342	1542	46042	1442
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112
American High-Income Trust	1021	1321	1521	46021	1421
The Bond Fund of America	1008	1308	1508	46008	1408
Capital World Bond Fund	1031	1331	1531	46031	1431
Intermediate Bond Fund of America	1023	1323	1523	46023	1423
Short-Term Bond Fund of America	1048	1348	1548	46048	1448
U.S. Government Securities Fund	1022	1322	1522	46022	1422
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459

American Funds Corporate Bond Fund — Page 87

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed-income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed-income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

American Funds Corporate Bond Fund — Page 88

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

American Funds Corporate Bond Fund — Page 89

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College 2018 Fund®	1090	1390	1590	46090	1490
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Balanced PortfolioSM	050	350	43050	450	650	750
American Funds Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455
American Funds Growth Portfolio	1053	1353	1553	46053	1453
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451
American Funds Balanced Portfolio	1050	1350	1550	46050	1450
American Funds Income Portfolio	1047	1347	1547	46047	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

American Funds Corporate Bond Fund — Page 90

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

American Funds Corporate Bond Fund — Page 91

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

American Funds Corporate Bond Fund — Page 92

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

American Funds Corporate Bond Fund — Page 93

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

American Funds Corporate Bond Fund — Page 94

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

American Funds Corporate Bond Fund — Page 95

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

American Funds Corporate Bond Fund — Page 96

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

American Funds Corporate Bond Fund — Page 97

American Funds Corporate Bond Fund®

Investment portfolio

May 31, 2017

Bonds, notes & other debt instruments92.76% Corporate bonds & notes88.72% Financials15.64%	Principal?amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$200	$202
ACE INA Holdings Inc. 2.875% 2022	15	15
ACE INA Holdings Inc. 3.35% 2026	100	103
ACE INA Holdings Inc. 4.35% 2045	20	22
Banco Santander, SA 3.70% 20221	900	909
Bank of America Corp. 2.625% 2020	375	379
Bank of America Corp. 3.50% 2026	250	251
Bank of America Corp. 3.248% 2027	325	316
Bank of America Corp. 3.705% 2028	1,225	1,237
Bank of America Corp. 4.244% 2038	200	205
Bank of Nova Scotia 2.70% 2022	1,500	1,517
Barclays Bank PLC 4.375% 2026	1,000	1,045
Barclays Bank PLC 4.95% 2047	250	268
Berkshire Hathaway Inc. 2.20% 2021	125	126
Berkshire Hathaway Inc. 3.125% 2026	150	153
BPCE SA group 5.70% 20231	200	222
BPCE SA group 5.15% 20241	200	213
Citigroup Inc. 2.116% 20222	300	301
Citigroup Inc. 2.75% 2022	325	326
Citigroup Inc. 3.20% 2026	1,675	1,630
Crédit Agricole SA 3.375% 20221	925	943
Credit Suisse Group AG 3.80% 2023	725	746
Credit Suisse Group AG 4.55% 2026	925	983
Credit Suisse Group AG 4.282% 20281	600	620
Danske Bank AS 2.70% 20221	200	202
Goldman Sachs Group, Inc. 2.908% 2023	1,750	1,750
Goldman Sachs Group, Inc. 3.75% 2025	188	193
Goldman Sachs Group, Inc. 3.50% 2026	1,050	1,043
Goldman Sachs Group, Inc. 3.691% 2028	798	798
HSBC Holdings PLC 4.041% 2028	1,250	1,294
Intesa Sanpaolo SpA 5.017% 20241	430	420
JPMorgan Chase & Co. 3.54% 2028	295	297
JPMorgan Chase & Co. 3.782% 2028	995	1,021
MetLife Global Funding I 2.00% 20201	150	150
MetLife Global Funding I 2.50% 20201	150	151
MetLife Global Funding I 1.95% 20211	600	590
Metropolitan Life Global Funding I, 3.45% 20261	150	155
Morgan Stanley, (3-month USD-LIBOR + 1.22%) 2.373% 20242	2,725	2,738
Morgan Stanley 3.625% 2027	1,352	1,365
New York Life Global Funding 1.50% 20191	60	59
New York Life Global Funding 1.70% 20211	900	879
New York Life Global Funding 2.00% 20211	500	498
QBE Insurance Group Ltd. 2.40% 20181	250	251
Rabobank Nederland 4.375% 2025	250	263
Royal Bank of Canada 2.125% 2020	1,500	1,505
Royal Bank of Scotland PLC 3.498% 2023	1,250	1,254

American Funds Corporate Bond Fund — Page 1 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal?amount (000)	Value (000)
Swedbank AB 2.80% 20221	$950	$964
TD Ameritrade Holding Co. 3.30% 2027	1,250	1,258
Toronto-Dominion Bank 1.45% 2018	475	474
Travelers Companies, Inc. 4.00% 2047	105	107
U.S. Bancorp 3.15% 2027	1,100	1,107
UniCredit SPA 4.625% 20271	1,575	1,611
US Bancorp. 2.625% 2022	1,050	1,065
Wells Fargo & Co. 3.00% 2026	625	609
Wells Fargo & Co. 3.584% 2028	1,575	1,595
		38,398
Health care15.64%
Abbott Laboratories 2.90% 2021	1,535	1,560
Abbott Laboratories 3.40% 2023	1,205	1,234
Abbott Laboratories 3.75% 2026	1,930	1,972
Abbott Laboratories 4.75% 2036	50	53
Abbott Laboratories 4.90% 2046	495	529
AbbVie Inc. 2.50% 2020	100	101
AbbVie Inc. 2.30% 2021	330	330
AbbVie Inc. 2.85% 2023	985	985
AbbVie Inc. 3.20% 2026	1,900	1,879
AbbVie Inc. 4.45% 2046	1,210	1,213
Allergan PLC 2.35% 2018	100	100
Allergan PLC 3.00% 2020	300	307
Allergan PLC 3.80% 2025	2,475	2,559
Allergan PLC 4.75% 2045	313	333
Amgen Inc. 1.85% 2021	370	364
Amgen Inc. 2.65% 2022	1,425	1,434
AstraZeneca PLC 1.75% 2018	100	100
AstraZeneca PLC 3.375% 2025	175	179
AstraZeneca PLC 4.375% 2045	100	107
Becton, Dickinson and Co. 2.675% 2019	49	50
Becton, Dickinson and Co. 2.894% 2022	310	311
Becton, Dickinson and Co. 3.363% 2024	2,325	2,336
Becton, Dickinson and Co. 3.70% 2027	2,900	2,905
Becton, Dickinson and Co. 4.669% 2047	95	97
Biogen Inc. 3.625% 2022	525	552
Biogen Inc. 5.20% 2045	400	446
Boston Scientific Corp. 2.85% 2020	150	153
Boston Scientific Corp. 3.375% 2022	200	207
Boston Scientific Corp. 3.85% 2025	100	103
Celgene Corp. 3.875% 2025	228	239
Celgene Corp. 5.00% 2045	130	142
EMD Finance LLC 2.40% 20201	50	50
EMD Finance LLC 2.95% 20221	425	434
EMD Finance LLC 3.25% 20251	625	629
Humana Inc. 3.95% 2027	175	183
Johnson & Johnson 1.125% 2019	400	398
Laboratory Corporation of America Holdings 2.625% 2020	200	202
Medtronic, Inc. 3.35% 2027	525	537
Medtronic, Inc. 4.625% 2045	300	334
Roche Holdings, Inc. 3.35% 20241	200	208
Roche Holdings, Inc. 2.375% 20271	535	512
Shire PLC 2.40% 2021	1,400	1,392

American Funds Corporate Bond Fund — Page 2 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal?amount (000)	Value (000)
Shire PLC 2.875% 2023	$2,220	$2,204
Shire PLC 3.20% 2026	605	592
Teva Pharmaceutical Finance Company BV 2.20% 2021	1,050	1,030
Teva Pharmaceutical Finance Company BV 2.80% 2023	390	379
Teva Pharmaceutical Finance Company BV 3.15% 2026	1,815	1,708
Teva Pharmaceutical Finance Company BV 4.10% 2046	825	729
UnitedHealth Group Inc. 2.125% 2021	100	100
UnitedHealth Group Inc. 3.75% 2025	200	212
UnitedHealth Group Inc. 3.375% 2027	850	872
UnitedHealth Group Inc. 3.45% 2027	475	490
WellPoint, Inc. 3.125% 2022	1,325	1,355
Zimmer Holdings, Inc. 2.00% 2018	100	100
Zimmer Holdings, Inc. 2.70% 2020	300	304
Zimmer Holdings, Inc. 3.15% 2022	400	407
Zimmer Holdings, Inc. 3.55% 2025	145	146
		38,387
Utilities13.14%
American Electric Power Co., Inc. 2.75% 2026	200	193
American Electric Power Co., Inc. 3.30% 2027	500	510
CMS Energy Corp. 5.05% 2022	1,175	1,298
CMS Energy Corp. 3.00% 2026	700	684
CMS Energy Corp. 2.95% 2027	600	579
Colbun SA 6.00% 20201	300	326
Comision Federal de Electricidad 4.75% 20271	500	510
Commonwealth Edison Company 2.55% 2026	75	73
Dominion Resources, Inc. 1.875% 20181	500	499
Dominion Resources, Inc. 2.579% 2020	425	429
Dominion Resources, Inc. 2.75% 2022	1,255	1,272
Duke Energy Corp. 2.65% 2026	1,420	1,356
EDP Finance BV 5.25% 20211	400	431
Electricité de France SA 4.95% 20451	850	892
Empresa Nacional de Electricidad SA 4.25% 2024	150	157
Enel Finance International SA 6.00% 20391	250	294
Enel Società per Azioni 8.75% 20731	400	474
Entergy Corp. 2.95% 2026	950	919
Eversource Energy 2.75% 2022	845	856
Eversource Energy 2.80% 2023	500	504
Exelon Corp. 3.497% 2022	3,325	3,408
FirstEnergy Corp. 7.375% 2031	1,050	1,404
FirstEnergy Corp., Series B, 4.25% 2023	675	705
Great Plains Energy Inc. 4.85% 2047	2,762	2,850
Iberdrola Finance Ireland 5.00% 20191	150	159
Mississippi Power Co. 4.25% 2042	1,100	968
National Rural Utilities Cooperative Finance Corp. 2.40% 2022	925	931
New York State Electric & Gas Corp. 3.25% 20261	100	101
NextEra Energy, Inc. 1.649% 2018	500	499
Niagara Mohawk Power Corp. 3.508% 20241	300	311
Pacific Gas and Electric Co. 3.30% 2027	1,075	1,101
Public Service Co. of Colorado 2.25% 2022	250	248
Public Service Co. of Colorado 2.50% 2023	300	299
Public Service Enterprise Group Inc. 1.60% 2019	515	509
Public Service Enterprise Group Inc. 2.00% 2021	1,500	1,465
Puget Energy, Inc. 6.50% 2020	101	114

American Funds Corporate Bond Fund — Page 3 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal?amount (000)	Value (000)
Puget Energy, Inc. 5.625% 2022	$490	$550
Puget Energy, Inc. 3.65% 2025	275	278
State Grid Overseas Investment Ltd. 3.50% 20271	1,570	1,576
Teco Finance, Inc. 5.15% 2020	515	550
Virginia Electric and Power Co. 2.95% 2026	1,000	994
Xcel Energy Inc. 6.50% 2036	340	441
Xcel Energy Inc. 4.80% 2041	500	533
		32,250
Energy11.47%
Anadarko Petroleum Corp. 4.85% 2021	45	48
Anadarko Petroleum Corp. 5.55% 2026	345	388
Anadarko Petroleum Corp. 6.60% 2046	130	162
Canadian Natural Resources Ltd. 2.95% 2023	245	246
Canadian Natural Resources Ltd. 3.85% 2027	805	807
Canadian Natural Resources Ltd. 4.95% 2047	645	652
Cenovus Energy Inc. 4.25% 20271	1,910	1,905
Cenovus Energy Inc. 5.40% 20471	150	146
Chevron Corp. 1.561% 2019	170	170
Chevron Corp. 2.10% 2021	1,225	1,225
Chevron Corp. 2.498% 2022	1,340	1,357
Chevron Corp. 2.954% 2026	1,250	1,250
ConocoPhillips 4.20% 2021	115	123
ConocoPhillips 4.95% 2026	950	1,067
Devon Energy Corp. 5.85% 2025	615	716
Devon Energy Corp. 5.00% 2045	105	108
Ecopetrol SA 5.875% 2023	30	33
Enbridge Energy Partners, LP 4.375% 2020	60	63
Enbridge Energy Partners, LP 5.875% 2025	85	98
Enbridge Energy Partners, LP 7.375% 2045	1,190	1,563
Enbridge Inc. 4.00% 2023	255	268
Enbridge Inc. 4.25% 2026	300	317
Enbridge Inc. 5.50% 2046	980	1,099
Energy Transfer Partners, LP 4.75% 2026	75	79
Energy Transfer Partners, LP 4.20% 2027	520	531
Energy Transfer Partners, LP 6.125% 2045	215	240
Energy Transfer Partners, LP 5.30% 2047	40	40
EnLink Midstream Partners, LP 2.70% 2019	60	60
EnLink Midstream Partners, LP 4.85% 2026	270	285
EnLink Midstream Partners, LP 5.45% 2047	1,040	1,049
Exxon Mobil Corp. 2.222% 2021	625	632
Halliburton Co. 3.80% 2025	720	745
Halliburton Co. 5.00% 2045	1,085	1,171
Kinder Morgan Energy Partners, LP 5.40% 2044	25	26
Kinder Morgan Finance Co. 5.05% 2046	1,060	1,072
Kinder Morgan, Inc. 5.55% 2045	550	588
MPLX LP 4.125% 2027	15	15
MPLX LP 5.20% 2047	10	10
Petróleos Mexicanos 5.375% 20221	350	373
Petróleos Mexicanos 6.875% 2026	90	101
Petróleos Mexicanos 6.50% 20271	495	540
Petróleos Mexicanos 5.625% 2046	325	294
Petróleos Mexicanos 6.75% 2047	1,075	1,108
Phillips 66 Partners LP 3.55% 2026	10	10

American Funds Corporate Bond Fund — Page 4 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal?amount (000)	Value (000)
Phillips 66 Partners LP 4.90% 2046	$10	$10
Royal Dutch Shell PLC 1.75% 2021	275	271
Royal Dutch Shell PLC 2.50% 2026	300	289
Royal Dutch Shell PLC 3.75% 2046	520	494
Sabine Pass Liquefaction, LLC 5.625% 2025	607	675
Sabine Pass Liquefaction, LLC 5.00% 2027	655	701
Sabine Pass Liquefaction, LLC 4.20% 20281	75	76
Schlumberger BV 3.625% 20221	965	1,012
Schlumberger BV 4.00% 20251	205	217
Shell International Finance BV 1.875% 2021	275	273
Shell International Finance BV 2.875% 2026	55	55
Shell International Finance BV 4.00% 2046	300	297
Valero Energy Partners LP 4.375% 2026	45	47
Western Gas Partners LP 4.65% 2026	390	412
Williams Partners LP 4.00% 2025	370	381
Williams Partners LP 5.40% 2044	135	144
Williams Partners LP 5.10% 2045	21	22
		28,156
Consumer discretionary7.56%
Amazon.com, Inc. 4.95% 2044	275	323
Bayerische Motoren Werke AG 2.15% 20201	100	101
Bayerische Motoren Werke AG 1.85% 20211	1,000	981
Bayerische Motoren Werke AG 2.00% 20211	500	497
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	200	208
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	590	640
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20471	805	842
Comcast Corp. 3.00% 2024	1,000	1,017
Comcast Corp. 3.30% 2027	250	255
Comcast Corp. 4.75% 2044	300	331
Daimler Finance NA LLC 2.70% 20201	250	253
DaimlerChrysler North America Holding Corp. 1.50% 20191	300	297
DaimlerChrysler North America Holding Corp. 2.25% 20201	225	226
DaimlerChrysler North America Holding Corp. 2.00% 20211	350	345
DaimlerChrysler North America Holding Corp. 2.20% 20211	500	495
DaimlerChrysler North America Holding Corp. 2.85% 20221	1,350	1,373
Ford Motor Co. 4.346% 2026	400	409
Ford Motor Co. 5.291% 2046	1,425	1,430
Ford Motor Credit Co. 3.81% 2024	350	356
Ford Motor Credit Co. 4.134% 2025	200	203
General Motors Co. 6.60% 2036	45	52
General Motors Co. 6.75% 2046	105	122
General Motors Financial Co. 3.70% 2023	250	252
General Motors Financial Co. 3.95% 2024	875	878
General Motors Financial Co. 4.30% 2025	200	203
Home Depot, Inc. 1.80% 2020	250	250
Home Depot, Inc. 2.125% 2026	100	94
Home Depot, Inc. 3.90% 2047	50	51
Hyundai Capital America 2.55% 20201	960	963
Lowe’s Companies, Inc. 3.10% 2027	125	125
Lowe’s Companies, Inc. 4.05% 2047	685	696
Marriott International, Inc., Series I, 6.375% 2017	80	80
McDonald’s Corp. 2.625% 2022	75	76
McDonald’s Corp. 3.70% 2026	25	26

American Funds Corporate Bond Fund — Page 5 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal?amount (000)	Value (000)
McDonald’s Corp. 3.50% 2027	$150	$154
McDonald’s Corp. 4.875% 2045	750	832
McDonald’s Corp. 4.45% 2047	700	735
NBC Universal Enterprise, Inc. 5.25% 20491	475	505
Newell Rubbermaid Inc. 2.60% 2019	10	10
Newell Rubbermaid Inc. 3.15% 2021	80	83
Newell Rubbermaid Inc. 3.85% 2023	120	127
Newell Rubbermaid Inc. 4.20% 2026	415	441
Newell Rubbermaid Inc. 5.50% 2046	860	1,019
Starbucks Corp. 2.70% 2022	25	26
Starbucks Corp. 4.30% 2045	25	27
Toyota Motor Credit Corp. 3.20% 2027	140	143
		18,552
Consumer staples7.48%
Altria Group, Inc. 2.625% 2020	175	178
Altria Group, Inc. 2.625% 2026	20	19
Altria Group, Inc. 3.875% 2046	1,125	1,077
Anheuser-Busch InBev NV 2.65% 2021	100	102
Anheuser-Busch InBev NV 2.50% 2022	500	501
Anheuser-Busch InBev NV 3.65% 2026	3,090	3,184
Anheuser-Busch InBev NV 4.90% 2046	75	83
Coca-Cola Co. 2.20% 2022	1,475	1,477
Constellation Brands, Inc. 2.70% 2022	20	20
Constellation Brands, Inc. 3.50% 2027	65	65
Constellation Brands, Inc. 4.50% 2047	15	15
Costco Wholesale Corp. 2.15% 2021	150	151
Costco Wholesale Corp. 2.30% 2022	150	151
Costco Wholesale Corp. 2.75% 2024	1,550	1,558
Costco Wholesale Corp. 3.00% 2027	125	126
Kraft Foods Inc. 3.50% 2022	750	779
Molson Coors Brewing Co. 1.45% 2019	100	99
Molson Coors Brewing Co. 1.90% 20191	30	30
Molson Coors Brewing Co. 2.25% 20201	1,525	1,531
Molson Coors Brewing Co. 2.10% 2021	200	197
Molson Coors Brewing Co. 3.00% 2026	125	122
Molson Coors Brewing Co. 4.20% 2046	35	34
PepsiCo, Inc. 2.25% 2022	1,650	1,653
PepsiCo, Inc. 2.375% 2026	60	58
PepsiCo, Inc. 3.45% 2046	40	37
PepsiCo, Inc. 4.00% 2047	100	102
Philip Morris International Inc. 2.00% 2020	695	698
Philip Morris International Inc. 2.625% 2022	100	101
Philip Morris International Inc. 3.875% 2042	150	145
Philip Morris International Inc. 4.25% 2044	900	920
Procter & Gamble Co. 1.90% 2019	350	353
Reynolds American Inc. 4.45% 2025	350	377
Reynolds American Inc. 5.85% 2045	225	273
Smithfield Foods, Inc. 3.35% 20221	850	859
Walgreens Boots Alliance, Inc. 2.60% 2021	75	76
Walgreens Boots Alliance, Inc. 3.10% 2023	105	106
Walgreens Boots Alliance, Inc. 3.45% 2026	115	115
Walgreens Boots Alliance, Inc. 4.65% 2046	20	21

American Funds Corporate Bond Fund — Page 6 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal?amount (000)	Value (000)
WM. Wrigley Jr. Co 2.90% 20191	$300	$306
WM. Wrigley Jr. Co 3.375% 20201	625	648
		18,347
Real estate5.26%
Alexandria Real Estate Equities, Inc. 3.95% 2028	35	36
American Campus Communities, Inc. 3.35% 2020	260	268
American Campus Communities, Inc. 3.75% 2023	1,350	1,403
American Campus Communities, Inc. 4.125% 2024	200	210
Boston Properties, Inc. 3.65% 2026	575	588
Corporate Office Properties LP 3.60% 2023	50	50
Corporate Office Properties LP 5.25% 2024	100	107
Corporate Office Properties LP 5.00% 2025	30	32
DCT Industrial Trust Inc. 4.50% 2023	60	64
DDR Corp. 4.70% 2027	380	386
Developers Diversified Realty Corp. 7.875% 2020	150	173
EPR Properties 4.50% 2025	80	82
EPR Properties 4.75% 2026	275	283
Essex Portfolio L.P. 3.625% 2022	200	207
Essex Portfolio L.P. 3.50% 2025	70	71
Hospitality Properties Trust 6.70% 2018	400	402
Host Hotels & Resorts LP 4.50% 2026	40	42
Kimco Realty Corp. 3.40% 2022	1,540	1,583
Kimco Realty Corp. 3.80% 2027	105	105
Prologis, Inc. 3.35% 2021	41	42
Scentre Group 2.375% 20211	130	129
Scentre Group 3.50% 20251	450	455
Scentre Group 3.75% 20271	1,425	1,451
Simon Property Group, LP 2.35% 2022	450	447
Simon Property Group, LP 3.25% 2026	775	773
WEA Finance LLC 2.70% 20191	1,000	1,009
WEA Finance LLC 3.25% 20201	390	398
WEA Finance LLC 4.75% 20441	200	201
Westfield Corp. Ltd. 3.15% 20221	1,885	1,912
		12,909
Information technology4.90%
Analog Devices, Inc. 2.50% 2021	25	25
Analog Devices, Inc. 3.125% 2023	40	41
Analog Devices, Inc. 3.50% 2026	35	35
Apple Inc. 2.85% 2024	900	909
Apple Inc. 3.20% 2027	300	304
Apple Inc. 3.35% 2027	370	380
Apple Inc. 4.25% 2047	420	441
Broadcom Ltd. 3.00% 20221	1,800	1,816
Broadcom Ltd. 3.625% 20241	475	484
Broadcom Ltd. 3.875% 20271	2,325	2,364
Cisco Systems, Inc. 1.85% 2021	1,700	1,684
Harris Corp. 5.054% 2045	50	56
Microsoft Corp. 1.55% 2021	200	197
Microsoft Corp. 2.875% 2024	135	138
Microsoft Corp. 2.40% 2026	50	48
Microsoft Corp. 3.30% 2027	305	316
Microsoft Corp. 3.70% 2046	600	587

American Funds Corporate Bond Fund — Page 7 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal?amount (000)	Value (000)
Microsoft Corp. 4.25% 2047	$575	$613
Oracle Corp. 1.90% 2021	1,075	1,068
Oracle Corp. 2.65% 2026	200	194
Oracle Corp. 4.00% 2046	325	324
		12,024
Industrials3.76%
3M Co. 1.625% 2021	40	40
3M Co. 2.25% 2026	80	76
Burlington Northern Santa Fe LLC 3.45% 2021	70	74
Canadian National Railway Co. 3.20% 2046	35	32
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20193	8	8
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 20223	54	57
CSX Corp. 3.25% 2027	275	279
ERAC USA Finance Co. 2.70% 20231	1,000	973
Honeywell International Inc. 1.85% 2021	935	923
Honeywell International Inc. 2.50% 2026	100	97
Lockheed Martin Corp. 1.85% 2018	15	15
Lockheed Martin Corp. 2.50% 2020	83	84
Lockheed Martin Corp. 3.10% 2023	135	139
Lockheed Martin Corp. 3.55% 2026	290	302
Lockheed Martin Corp. 4.50% 2036	10	11
Lockheed Martin Corp. 4.70% 2046	50	56
Rockwell Collins, Inc. 2.80% 2022	1,215	1,234
Roper Technologies, Inc. 2.80% 2021	25	25
Roper Technologies, Inc. 3.80% 2026	50	52
Siemens AG 1.30% 20191	500	494
Siemens AG 2.70% 20221	2,000	2,040
Siemens AG 2.00% 20231	500	483
United Technologies Corp. 2.30% 2022	120	120
United Technologies Corp. 2.80% 2024	1,325	1,333
United Technologies Corp. 3.125% 2027	275	277
		9,224
Telecommunication services2.39%
AT&T Inc. 4.25% 2027	898	926
AT&T Inc. 5.25% 2037	200	210
AT&T Inc. 5.45% 2047	1,300	1,378
Deutsche Telekom International Finance BV 1.95% 20211	250	244
Deutsche Telekom International Finance BV 2.82% 20221	1,575	1,592
France Télécom 9.00% 2031	210	321
Verizon Communications Inc. 4.125% 2046	1,350	1,204
		5,875
Materials1.48%
Dow Chemical Co. 4.125% 2021	100	107
Dow Chemical Co. 4.625% 2044	100	106
LYB International Finance BV 3.50% 2027	575	572
LYB International Finance BV 4.875% 2044	100	106
LyondellBasell Industries NV 6.00% 2021	200	228
Praxair, Inc. 3.00% 2021	100	103
Rio Tinto Finance PLC 3.75% 2025	70	74
Rio Tinto PLC 4.125% 2042	80	82
Sherwin-Williams Co. 3.125% 2024	290	293

American Funds Corporate Bond Fund — Page 8 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal?amount (000)	Value (000)
Sherwin-Williams Co. 3.45% 2027	$250	$253
Sherwin-Williams Co. 4.50% 2047	595	610
Vale Overseas Ltd. 5.875% 2021	360	388
Vale Overseas Ltd. 6.25% 2026	660	715
		3,637
Total corporate bonds & notes		217,759
U.S. Treasury bonds & notes2.16% U.S. Treasury inflation-protected securities1.16%
U.S. Treasury Inflation-Protected Security 0.625% 20264,5	1,565	1,600
U.S. Treasury Inflation-Protected Security 0.375% 20275	1,262	1,261
		2,861
U.S. Treasury1.00%
U.S. Treasury 1.125% 2019	135	135
U.S. Treasury 1.75% 2022	2,004	2,004
U.S. Treasury 2.00% 2026	60	59
U.S. Treasury 2.375% 2027	121	123
U.S. Treasury 2.875% 2046	22	22
U.S. Treasury 3.00% 2047	100	102
		2,445
Total U.S. Treasury bonds & notes		5,306
Asset-backed obligations1.06%
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 20221,3	350	354
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-2A, Class A, 2.95% 20221,3	350	348
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 20381,3	305	301
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 20421,3	1,013	1,056
Textainer Marine Containers Limited, Series 2017-1A, Class A, 3.72% 20421,3	440	445
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20211,3	100	100
		2,604
Bonds & notes of governments & government agencies outside the U.S.0.73%
Saudi Arabia (Kingdom of) 2.894% 20221	850	853
Saudi Arabia (Kingdom of) 3.25% 20261	950	940
		1,793
Municipals0.09% Florida0.09%
State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	225	227
		227
Total bonds, notes & other debt instruments (cost: $224,128,000)		227,689
Short-term securities9.33%
BASF SE 0.89% due 6/6/20171	5,000	4,999
Colgate-Palmolive Co. 0.83% due 6/2/20171	3,300	3,300
Federal Home Loan Bank 0.91% due 7/19/2017	2,000	1,998
General Electric Co. 0.82% due 6/1/2017	5,600	5,600

American Funds Corporate Bond Fund — Page 9 of 11

Short-term securities	Principal?amount (000)	Value (000)
Paccar Financial Corp. 0.88% due 6/30/2017	$2,000	$1,998
Wal-Mart Stores, Inc. 0.84% due 6/7/20171	5,000	4,999
Total short-term securities (cost: $22,896,000)		22,894
Total investment securities 102.09% (cost: $247,024,000)		250,583
Other assets less liabilities (2.09)%		(5,140)
Net assets 100.00%		$245,443

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 5/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 5/31/2017 (000)
1.3555%	3-month USD-LIBOR	6/3/2021	$3,000	$(45)	$—	$(45)
3-month USD-LIBOR	2.7945%	4/10/2024	1,500	(80)	—	(80)
3-month USD-LIBOR	2.396%	1/19/2046	500	4	—	4
					$—	$(121)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 5/31/2017 (000)	Upfront receipts (000)	Unrealized appreciation at 5/31/2017 (000)
1.00%/Quarterly	CDX.NA.IG.28	6/20/2022	$7,500	$138	$113	$25

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)6	Value at 5/31/2017 (000)7	Unrealized appreciation at 5/31/2017 (000)
5 Year U.S. Treasury Note Futures	Long	47	October 2017	$4,700	$5,561	$10

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $64,504,000, which represented 26.28% of the net assets of the fund.
2	Coupon rate may change periodically.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $285,000, which represented .12% of the net assets of the fund.
5	Index-linked bond whose principal amount moves with a government price index.
6	Notional amount is calculated based on the number of contracts and notional contract size.
7	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

American Funds Corporate Bond Fund — Page 10 of 11

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-032-0717O-S60592	American Funds Corporate Bond Fund — Page 11 of 11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of American Funds Corporate Bond Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

July 17, 2017

 Summary investment portfolio May 31, 2017
--------------------------------------------------------------------------------

 Industry sector diversification                        Percent of net assets
--------------------------------------------------------------------------------

 Portfolio quality summary*                             Percent of net assets
--------------------------------------------------------------------------------

U.S. Treasury and agency+                               2.16%
AAA/Aaa                                                 2.11
AA/Aa                                                  11.65
A/A                                                    34.52
BBB/Baa                                                42.32
Short-term securities & other assets less liabilities   7.24

* Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor's, Moody's and/or
 Fitch as an indication of an issuer's creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor's, Moody's and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public
 Accounting Firm.
+These securities are guaranteed by the full faith and credit of the U.S.
 government.

                                                                         Principal amount   Value
Bonds, notes & other debt instruments 92.76%                                        (000)   (000)
-------------------------------------------------------------------------------------------------

Corporate bonds & notes 88.72%
-------------------------------------------------------------------------------------------------
Financials   Bank of Nova Scotia 2.70% 2022                                        $1,500 $ 1,517
15.64%       Citigroup Inc. 3.20% 2026                                              1,675   1,630
             Goldman Sachs Group, Inc. 2.908% 2023                                  1,750   1,750
             Goldman Sachs Group, Inc. 3.50%-3.75% 2025-2028                        2,036   2,034
             Morgan Stanley, (3-month USD-LIBOR + 1.22%) 2.373% 2024/1/             2,725   2,738
             Morgan Stanley 3.625% 2027                                             1,352   1,365
             Royal Bank of Canada 2.125% 2020                                       1,500   1,505
             UniCredit SPA 4.625% 2027/2/                                           1,575   1,611
             Wells Fargo & Co. 3.584% 2028                                          1,575   1,595
             Other securities                                                              22,653
                                                                                          -------
                                                                                           38,398
                                                                                          -------
-------------------------------------------------------------------------------------------------
Health care  Abbott Laboratories 2.90% 2021                                         1,535   1,560
15.64%       Abbott Laboratories 3.75% 2026                                         1,930   1,972
             Abbott Laboratories 3.40%-4.90% 2023-2046                              1,750   1,816
             AbbVie Inc. 3.20% 2026                                                 1,900   1,879
             AbbVie Inc. 2.30%-4.45% 2020-2046                                      2,625   2,629
             Allergan PLC 3.80% 2025                                                2,475   2,559
             Allergan PLC 2.35%-4.75% 2018-2045                                       713     740
             Amgen Inc. 2.65% 2022                                                  1,425   1,434
             Becton, Dickinson and Co. 3.363% 2024                                  2,325   2,336
             Becton, Dickinson and Co. 3.70% 2027                                   2,900   2,905
             Becton, Dickinson and Co. 2.68%-4.67% 2019-2047                          454     458
             Shire PLC 2.40% 2021                                                   1,400   1,392
             Shire PLC 2.875% 2023                                                  2,220   2,204
             Shire PLC 3.20% 2026                                                     605     592

                     4  American Funds Corporate Bond Fund

                                                                                        Principal amount   Value
                                                                                                   (000)   (000)
----------------------------------------------------------------------------------------------------------------

                  Teva Pharmaceutical Finance Company BV 3.15% 2026                               $1,815 $ 1,708
                  Teva Pharmaceutical Finance Company BV 2.20%-4.10% 2021-2046                     2,265   2,138
                  Other securities                                                                        10,065
                                                                                                         -------
                                                                                                          38,387
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Utilities         CMS Energy Corp. 2.95%-5.05% 2022-2027                                           2,475   2,561
13.14%            Commonwealth Edison Company 2.55% 2026                                              75      73
                  Dominion Resources, Inc. 1.88%-2.75% 2018-2022/2/                                2,180   2,200
                  Exelon Corp. 3.497% 2022                                                         3,325   3,408
                  FirstEnergy Corp. 7.375% 2031                                                    1,050   1,404
                  Great Plains Energy Inc. 4.85% 2047                                              2,762   2,850
                  Public Service Enterprise Group Inc. 2.00% 2021                                  1,500   1,465
                  State Grid Overseas Investment Ltd. 3.50% 2027/2/                                1,570   1,576
                  Virginia Electric and Power Co. 2.95% 2026                                       1,000     994
                  Other securities                                                                        15,719
                                                                                                         -------
                                                                                                          32,250
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Energy            Cenovus Energy Inc. 4.25% 2027/2/                                                1,910   1,905
11.47%            Chevron Corp. 1.56%-2.95% 2019-2026                                              3,985   4,002
                  Enbridge Energy Partners, LP 7.375% 2045                                         1,190   1,563
                  Other securities                                                                        20,686
                                                                                                         -------
                                                                                                          28,156
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Consumer          Daimler Finance NA LLC 2.70% 2020/2/                                               250     253
discretionary     DaimlerChrysler North America Holding Corp. 2.85% 2022/2/                        1,350   1,373
7.56%             DaimlerChrysler North America Holding Corp. 1.50%-2.25% 2019-2021/2/             1,375   1,363
                  Ford Motor Co. 5.291% 2046                                                       1,425   1,430
                  Other securities                                                                        14,133
                                                                                                         -------
                                                                                                          18,552
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Consumer staples  Anheuser-Busch InBev NV 3.65% 2026                                               3,090   3,184
7.48%             Anheuser-Busch InBev NV 2.50%-4.90% 2021-2046                                      675     686
                  Coca-Cola Co. 2.20% 2022                                                         1,475   1,477
                  Costco Wholesale Corp. 2.75% 2024                                                1,550   1,558
                  Molson Coors Brewing Co. 2.25% 2020/2/                                           1,525   1,531
                  PepsiCo, Inc. 2.25% 2022                                                         1,650   1,653
                  Other securities                                                                         8,258
                                                                                                         -------
                                                                                                          18,347
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Real estate       American Campus Communities, Inc. 3.75% 2023                                     1,350   1,403
5.26%             Kimco Realty Corp. 3.40% 2022                                                    1,540   1,583
                  Scentre Group 3.75% 2027/2/                                                      1,425   1,451
                  WEA Finance LLC 2.70%-4.75% 2019-2044/2/                                         1,590   1,608
                  Westfield Corp. Ltd. 3.15% 2022/2/                                               1,885   1,912
                  Other securities                                                                         4,952
                                                                                                         -------
                                                                                                          12,909
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Information       Broadcom Ltd. 3.00% 2022/2/                                                      1,800   1,816
technology        Broadcom Ltd. 3.625% 2024/2/                                                       475     484
4.90%             Broadcom Ltd. 3.875% 2027/2/                                                     2,325   2,364
                  Cisco Systems, Inc. 1.85% 2021                                                   1,700   1,684
                  Other securities                                                                         5,676
                                                                                                         -------
                                                                                                          12,024
                                                                                                         -------
----------------------------------------------------------------------------------------------------------------
Industrials       Siemens AG 2.70% 2022/2/                                                         2,000   2,040
3.76%             Siemens AG 1.30%-2.00% 2019-2023/2/                                              1,000     977
                  Other securities                                                                         6,207
                                                                                                         -------
                                                                                                           9,224
                                                                                                         -------

                     American Funds Corporate Bond Fund  5

                                                                                       Principal amount     Value
Bonds, notes & other debt instruments (continued)                                                 (000)     (000)
-----------------------------------------------------------------------------------------------------------------

Corporate bonds & notes (continued)
-----------------------------------------------------------------------------------------------------------------
Telecommunication    AT&T Inc. 5.45% 2047                                                        $1,300 $  1,378
services             AT&T Inc. 4.25%-5.25% 2027-2037                                              1,098    1,136
2.39%                Deutsche Telekom International Finance BV 2.82% 2022/2/                      1,575    1,592
                     Other securities                                                                      1,769
                                                                                                        --------
                                                                                                           5,875
                                                                                                        --------
-----------------------------------------------------------------------------------------------------------------
Materials            Other securities                                                                      3,637
                                                                                                        --------
1.48%                Total corporate bonds & notes                                                       217,759
                                                                                                        --------
U.S. Treasury bonds & notes 2.16%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury        U.S. Treasury Inflation-Protected Security 0.625% 2026/3,4/                  1,565    1,600
inflation-protected  U.S. Treasury Inflation-Protected Security 0.375% 2027/4/                    1,262    1,261
                                                                                                        --------
securities                                                                                                 2,861
                                                                                                        --------
1.16%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury        U.S. Treasury 1.75% 2022                                                     2,004    2,004
1.00%                U.S. Treasury 1.13%-3.00% 2019-2047                                            438      441
                                                                                                        --------
                                                                                                           2,445
                                                                                                        --------
                     Total U.S. Treasury bonds & notes                                                     5,306
                                                                                                        --------
Other bonds & notes 1.88%
-----------------------------------------------------------------------------------------------------------------
                     Other securities                                                                      4,624
                                                                                                        --------
                     Total bonds, notes & other debt instruments (cost: $224,128,000)                    227,689
                                                                                                        --------

Short-term securities 9.33%
-----------------------------------------------------------------------------------------------------------------
                     BASF SE 0.89% due 6/6/2017/2/                                                5,000    4,999
                     Colgate-Palmolive Co. 0.83% due 6/2/2017/2/                                  3,300    3,300
                     Federal Home Loan Bank 0.91% due 7/19/2017                                   2,000    1,998
                     General Electric Co. 0.82% due 6/1/2017                                      5,600    5,600
                     Paccar Financial Corp. 0.88% due 6/30/2017                                   2,000    1,998
                     Wal-Mart Stores, Inc. 0.84% due 6/7/2017/2/                                  5,000    4,999
                                                                                                        --------
                     Total short-term securities (cost: $22,896,000)                                      22,894
                                                                                                        --------

                     Total investment securities 102.09% (cost: $247,024,000)                            250,583
                     Other assets less liabilities (2.09)%                                                (5,140)
                                                                                                        --------
                     Net assets 100.00%                                                                 $245,443
                                                                                                        ========

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund's principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

                     6  American Funds Corporate Bond Fund

Futures contracts
--------------------------------------------------------------------------------

                                                                                      Unrealized
                                                                 Notional  Value at appreciation
                                          Number of                amount 5/31/2017 at 5/31/2017
  Contracts                          Type contracts   Expiration (000)/5/  (000)/6/        (000)
------------------------------------------------------------------------------------------------

  5 Year U.S. Treasury Note Futures  Long    47     October 2017  $4,700   $5,561       $10

Swap contracts
--------------------------------------------------------------------------------

Interest rate swaps

                                                                                         Unrealized
                                                                          Upfront    (depreciation)
                                                             Value at   payments/      appreciation
                                        Expiration Notional 5/31/2017    receipts      at 5/31/2017
  Receive            Pay                      date    (000)     (000)       (000)             (000)
------------------------------------------------------------------------------------------------------

  1.3555%            3-month USD-LIBOR   6/3/2021   $3,000    $(45)              $-             $ (45)
  3-month USD-LIBOR  2.7945%            4/10/2024    1,500     (80)               -               (80)
  3-month USD-LIBOR  2.396%             1/19/2046      500       4                -                 4
                                                                                 ---            -----
                                                                                 $-             $(121)
                                                                                 ===            =====

Credit default swaps

 Centrally cleared credit default swaps on credit indices - sell protection

                                                                                     Unrealized
                                                        Value at                   appreciation
  Receive/                         Expiration Notional 5/31/2017 Upfront receipts  at 5/31/2017
  Payment frequency  Pay                 date    (000)     (000)       (000)              (000)
--------------------------------------------------------------------------------------------------

  1.00%/Quarterly    CDX.NA.IG.28  6/20/2022   $7,500    $138             $113                 $25

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
/1/ Coupon rate may change periodically.
/2/ Acquired in a transaction exempt from registration under Rule 144A or
 Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $64,504,000, which represented 26.28% of the net assets of the fund.
/3/ All or a portion of this security was pledged as collateral. The total value of pledged collateral was $285,000, which represented .12% of the net assets of the fund.
/4/ Index-linked bond whose principal amount moves with a government price index.
/5/ Notional amount is calculated based on the number of contracts and notional contract size.
/6 /Value is calculated based on the notional amount and current market price.

Key to abbreviation
LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  7

Financial statements

Statement of assets and liabilities at May 31, 2017
-----------------------------------------------------------------------------------------------------
                                                                               (dollars in thousands)

Assets:
   Investment securities in unaffiliated issuers, at value (cost: $247,024)               $250,583
   Cash                                                                                         92
   Receivables for:
     Sales of investments                                                      $ 3,217
     Sales of fund's shares                                                      3,164
     Variation margin on futures contracts                                           2
     Variation margin on swap contracts                                              3
     Interest                                                                    1,560
     Other                                                                           5       7,951
                                                                                -------    --------
                                                                                           258,626
Liabilities:
   Payables for:
     Purchases of investments                                                   12,415
     Repurchases of fund's shares                                                  497
     Dividends on fund's shares                                                    107
     Investment advisory services                                                   89
     Trustees' deferred compensation                                                --*
     Variation margin on swap contracts                                              2
     Other                                                                          73      13,183
                                                                                -------    --------
Net assets at May 31, 2017                                                                $245,443
                                                                                           ========

Net assets consist of:
   Capital paid in on shares of beneficial interest                                       $242,702
   Undistributed net investment income                                                          19
   Accumulated net realized loss                                                              (751)
   Net unrealized appreciation                                                               3,473
                                                                                           --------
Net assets at May 31, 2017                                                                $245,443
                                                                                           ========

--------------------------------------------------------------------------------
                    (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (23,769 total shares outstanding)

                                            Shares   Net asset value
                            Net assets outstanding         per share
             -------------------------------------------------------

             Class A         $211,328      20,465        $10.33
             Class C            9,828         952         10.33
             Class T               10           1         10.33
             Class F-1          2,233         216         10.33
             Class F-2          5,630         545         10.33
             Class F-3          3,231         313         10.33
             Class 529-A        6,448         625         10.33
             Class 529-C        2,142         208         10.33
             Class 529-E          617          60         10.33
             Class 529-T           10           1         10.33
             Class 529-F-1        767          74         10.33
             Class R-1             65           6         10.33
             Class R-2          1,096         106         10.33
             Class R-2E            25           2         10.33
             Class R-3            565          55         10.33
             Class R-4            778          75         10.33
             Class R-5E            25           2         10.33
             Class R-5            111          11         10.33
             Class R-6            534          52         10.33

* Amount less than one thousand.

See Notes to Financial Statements

                     8  American Funds Corporate Bond Fund

Statement of operations for the year ended May 31, 2017
---------------------------------------------------------------------------------------------------------------------
                                                                                               (dollars in thousands)

Investment income:
   Income:
     Interest                                                                                              $ 3,650
   Fees and expenses*:
     Investment advisory services                                                              $    554
     Distribution services                                                                          357
     Transfer agent services                                                                         80
     Administrative services                                                                         17
     Reports to shareholders                                                                         27
     Registration statement and prospectus                                                           69
     Trustees' compensation                                                                           1
     Auditing and legal                                                                              93
     Custodian                                                                                       --+
     Other                                                                                           17
                                                                                                --------
   Total fees and expenses before reimbursements                                                  1,215
      Less other reimbursements                                                                     132
                                                                                                --------
   Total fees and expenses after reimbursements                                                              1,083
                                                                                                            -------
   Net investment income                                                                                     2,567
                                                                                                            -------

Net realized gain and unrealized appreciation:
   Net realized gain on:
     Investments in unaffiliated issuers                                                            117
     Futures contracts                                                                               94
     Swap contracts                                                                                   3        214
                                                                                                --------
   Net unrealized appreciation on:
     Investments in unaffiliated issuers                                                          2,183
     Futures contracts                                                                               10
     Swap contracts                                                                                 105      2,298
                                                                                                --------    -------
      Net realized gain and unrealized appreciation                                                          2,512
                                                                                                            -------
Net increase in net assets resulting from operations                                                       $ 5,079
                                                                                                            =======
*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
+ Amount less than one thousand.

Statements of changes in net assets
---------------------------------------------------------------------------------------------------------------------
                                                                                               (dollars in thousands)

                                                                                               Year ended May 31
                                                                                                 2017        2016
                                                                                               ---------------------

Operations:
   Net investment income                                                                       $  2,567    $ 1,493
   Net realized gain                                                                                214        118
   Net unrealized appreciation                                                                    2,298      1,143
                                                                                                --------    -------
     Net increase in net assets resulting from operations                                         5,079      2,754
                                                                                                --------    -------

Dividends and distributions paid or accrued to shareholders:
   Dividends from net investment income                                                          (2,629)    (1,455)
   Distributions from net realized gain on investments                                           (1,043)      (975)
                                                                                                --------    -------
     Total dividends and distributions paid or accrued to shareholders                           (3,672)    (2,430)
                                                                                                --------    -------
Net capital share transactions                                                                  192,452        250
                                                                                                --------    -------
Total increase in net assets                                                                    193,859        574

Net assets:
   Beginning of year                                                                             51,584     51,010
                                                                                                --------    -------
   End of year (including undistributed net investment income: $19 and $25, respectively)      $245,443    $51,584
                                                                                                ========    =======

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  9

Notes to financial statements

1. Organization
--------------------------------------------------------------------------------

American Funds Corporate Bond Fund (the "fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 19 share classes consisting of six retail share classes (Classes
A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes
(Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529
college savings plan share classes can be used to save for college education.
The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund's share classes are described further in the following table:

                                                   Contingent deferred sales
  Share class                Initial sales charge  charge upon redemption             Conversion feature
--------------------------------------------------------------------------------------------------------------------

 Classes A and 529-A             Up to 3.75%       None (except 1% for certain        None
                                                   redemptions within one year of
                                                   purchase without an initial sales
                                                   charge)
--------------------------------------------------------------------------------------------------------------------
 Class C                         None              1% for redemptions                 Class C converts to Class F-1
                                                   within one year of purchase        after 10 years
--------------------------------------------------------------------------------------------------------------------
 Class 529-C                     None              1% for redemptions                 None
                                                   within one year of purchase
--------------------------------------------------------------------------------------------------------------------
 Class 529-E                     None              None                               None
--------------------------------------------------------------------------------------------------------------------
 Classes T and 529-T*            Up to 2.50%       None                               None
--------------------------------------------------------------------------------------------------------------------
 Classes F-1, F-2, F-3 and       None              None                               None
 529-F-1
--------------------------------------------------------------------------------------------------------------------
 Classes R-1, R-2, R-2E,         None              None                               None
 R-3, R-4, R-5E, R-5 and R-
 6
--------------------------------------------------------------------------------------------------------------------

*Class T and 529-T shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies
--------------------------------------------------------------------------------

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board.
The fund's financial statements have been prepared to comply with U.S.
generally accepted accounting principles ("U.S. GAAP"). These principles require the fund's investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

                     10  American Funds Corporate Bond Fund

3. Valuation
--------------------------------------------------------------------------------

Capital Research and Management Company ("CRMC"), the fund's investment adviser, values the fund's investments at fair value as defined by U.S. GAAP.
The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs - The fund's investment adviser uses the following methods and inputs to establish the fair value of the fund's assets and liabilities.
Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table.
The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

  Fixed-income class                    Examples of standard inputs
 -----------------------------------------------------------------------------
  All                                   Benchmark yields, transactions, bids,
                                        offers, quotations from dealers and
                                        trading systems, new issues, spreads
                                        and other relationships observed in
                                        the markets among comparable
                                        securities; and proprietary pricing
                                        models such as yield measures
                                        calculated using factors such as cash
                                        flows, financial or collateral
                                        performance and other reference data
                                        (collectively referred to as
                                        "standard inputs")
 -----------------------------------------------------------------------------
  Corporate bonds & notes; convertible  Standard inputs and underlying equity
  securities                            of the issuer
 -----------------------------------------------------------------------------
  Bonds & notes of governments &        Standard inputs and interest rate
  government agencies                   volatilities
 -----------------------------------------------------------------------------
  Mortgage-backed; asset-backed         Standard inputs and cash flows,
  obligations                           prepayment information, default
                                        rates, delinquency and loss
                                        assumptions, collateral
                                        characteristics, credit enhancements
                                        and specific deal information
 -----------------------------------------------------------------------------
  Municipal securities                  Standard inputs and, for certain
                                        distressed securities, cash flows or
                                        liquidation values using a net
                                        present value calculation based on
                                        inputs that include, but are not
                                        limited to, financial statements and
                                        debt contracts
 -----------------------------------------------------------------------------

When the fund's investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.
Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund's investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund's board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S.
Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities;
conversion or exchange rights on the security; related corporate actions;
significant events occurring after the close of trading in the security; and
changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure - The fund's board of trustees has delegated authority to the fund's investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation
Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair
Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment

                     American Funds Corporate Bond Fund  11

adviser's valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund's board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund's investment adviser has also established a Fixed-Income Pricing
Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser's compliance group.

Classifications - The fund's investment adviser classifies the fund's assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as
Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund's valuation levels as of May 31, 2017 (dollars in thousands):

                                                             Investment securities
                                             -------------------------------------------------------------------
                                              Level 1               Level 2      Level 3                 Total
----------------------------------------------------------------------------------------------------------------

  Assets:
   Bonds, notes & other debt instruments:
    Corporate bonds & notes                           $-           $217,759              $-           $217,759
    Other                                              -              9,930               -              9,930
  Short-term securities                                -             22,894               -             22,894
                                                      --           --------              --           --------
  Total                                               $-           $250,583              $-           $250,583
                                                      ==           ========              ==           ========

                                                                        Other investments
                                                      ---------------------------------------------------------------
                                                        Level 1          Level 2         Level 3              Total
---------------------------------------------------------------------------------------------------------------------

  Assets:
   Unrealized appreciation on futures contracts                $10           $   -            $-             $  10
   Unrealized appreciation on interest rate swaps                -               4             -                 4
   Unrealized appreciation on credit default swaps               -              25             -                25
  Liabilities:
   Unrealized depreciation on interest rate swaps                -            (125)            -              (125)
                                                               ---           -----            --             -----
  Total                                                        $10           $ (96)           $-             $ (86)
                                                               ===           =====            ==             =====

4. Risk factors
--------------------------------------------------------------------------------

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions - The prices of, and the income generated by, the securities held by the fund may decline - sometimes rapidly or unpredictably - due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks - The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer's goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments - The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

                     12  American Funds Corporate Bond Fund

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund's investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government - Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives - The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset.
The fund's use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund's returns and increase the fund's price volatility. The fund's counterparty to a derivative transaction (including, if applicable, the fund's clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. A description of the derivative instruments in which the fund may invest and the various risks associated with those derivatives is included in the fund's statement of additional information under
"Description of certain securities, investment techniques and risks."

Liquidity risk - Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. - Securities of issuers domiciled outside the United
States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the
United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets - Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more

                     American Funds Corporate Bond Fund  13

developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund's net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management - The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques
--------------------------------------------------------------------------------

Index-linked bonds - The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund's statement of operations.

Futures contracts - The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund's open positions in futures contracts, the fund is required to deposit with a futures broker, or
FCM, in a segregated account in the name of the FCM an amount of cash, U.S.
government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund's statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund's statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund's statement of operations. The average month-end notional amount of futures contracts while held was $5,742,000.

Interest rate swaps - The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund's investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund's portfolio. Risks may arise as a result of the fund's investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as "initial margin." Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund's investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund's statement of assets and liabilities. The fund also pays or receives a
"variation margin" based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund's statement of operations. The average month-end notional amount of interest rate swaps while held was $6,167,000.

Credit default swap indices -The fund has entered into centrally cleared credit default swap agreements on credit indices ("CDSI") that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund's investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

                     14  American Funds Corporate Bond Fund

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name's weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end.
An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices' credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member ("DCM") in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as "initial margin." Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund's statement of assets and liabilities. The fund also pays or receives a "variation margin" based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund's statement of operations. The average month-end notional amount of credit default swaps while held was $5,750,000.

The following tables present the financial statement impacts resulting from the fund's use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, May 31, 2017 (dollars in thousands):

                                                       Assets                                    Liabilities
                                     ------------------------------------------      -------------------------------------

                                     Location on statement of                        Location on statement of
  Contract                Risk type  assets and liabilities               Value      assets and liabilities          Value

---------------------------------------------------------------------------------------------------------------------

  Futures contracts       Interest   Net unrealized appreciation*           $10      Net unrealized depreciation*     $  -

  Interest rate swaps     Interest   Net unrealized appreciation*             4      Net unrealized depreciation*      125

  Credit default swaps    Credit     Net unrealized appreciation*            25      Net unrealized depreciation*        -
                                                                           ----                                       ----
                                                                            $39                                       $125
                                                                           ====                                       ====

                                              Net realized gain (loss)                   Net unrealized appreciation
                                     ------------------------------------------      -------------------------------------

                                     Location on statement of                        Location on statement of
  Contract                Risk type  operations                           Value      operations                      Value
---------------------------------------------------------------------------------------------------------------------

  Futures contracts       Interest   Net realized gain on futures          $ 94      Net unrealized appreciation on   $ 10
                                     contracts                                       futures contracts

  Interest rate swaps     Interest   Net realized loss on interest rate     (24)     Net unrealized appreciation on     80
                                     swaps                                           interest rate swaps

  Credit default swaps    Credit     Net realized gain on credit default     27      Net unrealized appreciation on     25
                                     swaps                                           credit default swaps
                                                                          -----                                       ----
                                                                           $ 97                                       $115
                                                                          =====                                       ====

 *Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund's investment portfolio. Only current day's variation margin is reported within the statement of assets and liabilities.

Collateral - The fund participates in a collateral program due to its use of futures contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

                                         American Funds Corporate Bond Fund  15

6. Taxation and distributions
--------------------------------------------------------------------------------

Federal income taxation - The fund complies with the requirements under
Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended May 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013 and by state tax authorities for tax years before 2012.

Non-U.S. taxation - Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.
Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended May 31, 2017, the fund reclassified $56,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of May 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

       ------------------------------------------------------------------
        Undistributed ordinary income                           $    156
        Post-October capital loss deferral*                         (712)
       ------------------------------------------------------------------
        Gross unrealized appreciation on investment securities     3,904
        Gross unrealized depreciation on investment securities      (392)
        Net unrealized appreciation on investment securities       3,512
       ------------------------------------------------------------------
        Cost of investment securities                            247,071
       ------------------------------------------------------------------

 *This deferral is considered incurred in the subsequent year.

16  American Funds Corporate Bond Fund

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                Year ended May 31, 2017                  Year ended May 31, 2016
                       -------------------------------------     ----------------------------------------
                                                           Total                                    Total
                                                   dividends and                            dividends and
                                                   distributions                            distributions
                           Ordinary      Long-term       paid or     Ordinary     Long-term       paid or
  Share class                income  capital gains       accrued       income capital gains       accrued

-------------------------------------------------------------------------------------------------------
  Class A                 $3,163         $145         $3,308        $2,395         $35         $2,430
  Class B/1,2/                 -/3/         -/3/           -/3/
  Class C/1/                  90            3             93
  Class T/4/                    -/3/        -              -/3/
  Class F-1/1/                25            1             26
  Class F-2/1/               101            2            103
  Class F-3/5/                 9            -              9
  Class 529-A/1/              74            2             76
  Class 529-B/1,2/             -/3/         -/3/           -/3/
  Class 529-C/1/              20            -/3/          20
  Class 529-E/1/               7            -/3/           7
  Class 529-T/4/               -/3/         -              -/3/
  Class 529-F-1/1/            11            -/3/          11
  Class R-1/1/                 1            -/3/           1
  Class R-2/1/                 4            -/3/           4
  Class R-2E/1/                1            -/3/           1
  Class R-3/1/                 5            -/3/           5
  Class R-4/1/                 3            -/3/           3
  Class R-5E/1/                1            -/3/           1
  Class R-5/1/                 1            -/3/           1
  Class R-6/1/                 3            -/3/           3
                          ------         ----         ------        ------         ---         ------
  Total                   $3,519         $153         $3,672        $2,395         $35         $2,430
                          ======         ====         ======        ======         ===         ======

/1/This share class began investment operations on July 29, 2016.
/2/Class B and 529-B shares were fully liquidated on May 5, 2017.
/3/Amount less than one thousand.
/4/Class T and 529-T shares began investment operations on April 7, 2017.
/5/Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties
--------------------------------------------------------------------------------

CRMC, the fund's investment adviser, is the parent company of American Funds
Distributors,(R) Inc. ("AFD"), the principal underwriter of the fund's shares, and American Funds Service Company(R) ("AFS"), the fund's transfer agent. CRMC,
AFD and AFS are considered related parties to the fund.

Investment advisory services - The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.460% of average daily net assets. For the year ended May 31, 2017, the investment advisory services fee was $554,000.

Miscellaneous fee reimbursements - CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund's prospectus. For the year ended May 31, 2017, total fees and expenses reimbursed by CRMC were $132,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

   Distribution services - The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted
   in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

                                         American Funds Corporate Bond Fund  17

   certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

   For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of May 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or
   529-A shares.

  Share class                             Currently approved limits   Plan limits
---------------------------------------------------------------------------------

  Class A                                           0.30%                0.30%
  Class 529-A                                       0.30                 0.50
  Classes C, 529-C and R-1                          1.00                 1.00
  Class R-2                                         0.75                 1.00
  Class R-2E                                        0.60                 0.85
  Classes 529-E and R-3                             0.50                 0.75
  Classes T, F-1, 529-T, 529-F-1 and R-4            0.25                 0.50
---------------------------------------------------------------------------------

   Transfer agent services - The fund has a shareholder services agreement with
   AFS under which the fund compensates AFS for providing transfer agent services to each of the fund's share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

   Administrative services - The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement,
   Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

   529 plan services - Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan ("Virginia529") for its
   oversight and administration of the 529 college savings plan. From June 1,
   2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05%
   on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds,
   0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund's statement of operations.
   Virginia529 is not considered a related party to the fund.

18  American Funds Corporate Bond Fund

   For the year ended May 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

                                       Distribution Transfer agent         Administrative           529 plan
  Share class                              services       services               services           services
------------------------------------------------------------------------------------------------------------

  Class A                                  $294                $69                $11        Not applicable
  Class B/1,2/                                -/3/               -/3/ Not applicable         Not applicable
  Class C/1/                                 41                  3                  2        Not applicable
  Class T/4/                                  -                  -/3/               -/3/     Not applicable
  Class F-1/1/                                2                  2                  -/3/     Not applicable
  Class F-2/1/                   Not applicable                  3                  2        Not applicable
  Class F-3/5/                   Not applicable                  -/3/               -/3/     Not applicable
  Class 529-A/1/                              8                  2                  1                 $2
  Class 529-B/1,2/                            -/3/               -/3/               -/3/               -/3/
  Class 529-C/1/                              9                  1                  1                  1//
  Class 529-E/1/                              1                  -/3/               -/3/               -/3/
  Class 529-T/4/                              -                  -/3/               -/3/               -/3/
  Class 529-F-1/1/                            -                  -/3/               -/3/               -/3/
  Class R-1/1/                                -/3/               -/3/               -/3/     Not applicable
  Class R-2/1/                                1                  -/3/               -/3/     Not applicable
  Class R-2E/1/                               -                  -/3/               -/3/     Not applicable
  Class R-3/1/                                1                  -/3/               -/3/     Not applicable
  Class R-4/1/                                -/3/               -/3/               -/3/     Not applicable
  Class R-5E/1/                  Not applicable                  -/3/               -/3/     Not applicable
  Class R-5/1/                   Not applicable                  -/3/               -/3/     Not applicable
  Class R-6/1/                   Not applicable                  -/3/               -/3/     Not applicable
                                 --------------                ---     --------------        --------------
  Total class-specific expenses            $357                $80                $17                 $3
                                 ==============                ===     ==============        ==============

    /1/This share class began investment operations on July 29, 2016.
    /2/Class B and 529-B shares were fully liquidated on May 5, 2017.
    /3/Amount less than one thousand.
    /4/Class T and 529-T shares began investment operations on April 7, 2017.
    /5/Class F-3 shares began investment operations on January 27, 2017.

Trustees' deferred compensation - Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $1,000 in the fund's statement of operations reflects $1,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds - The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund's board of trustees.
The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending - Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of
CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2017.

                                         American Funds Corporate Bond Fund  19

8. Capital share transactions
--------------------------------------------------------------------------------

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                       Reinvestments of
                                        Sales/1/     dividends and distributions     Repurchases/1/           Net increase
                                     --------------- --------------------        -------------------     -------------------
  Share class                         Amount  Shares     Amount     Shares          Amount      Shares      Amount      Shares
--------------------------------------------------------------------------------------------------------------------------------

  Year ended May 31, 2017
   Class A                           $183,941 17,934   $1,609           158        $(27,066)    (2,651)    $158,484     15,441
   Class B/2,3/                            26      3        -/4/          -/4/          (25)        (3)           1          -/4/
   Class C/2/                          12,773  1,244       91             9          (3,060)      (301)       9,804        952
   Class T/5/                              10      1        -             -               -          -           10          1
   Class F-1/2/                         2,569    251       25             2            (381)       (37)       2,213        216
   Class F-2/2/                         9,457    919      100            10          (3,905)      (384)       5,652        545
   Class F-3/6/                         3,185    312        9             1              (1)         -/4/     3,193        313
   Class 529-A/2/                       6,955    677       75             8            (611)       (60)       6,419        625
   Class 529-B/2,3/                        14      1        -/4/          -/4/          (14)        (1)           -/4/       -/4/
   Class 529-C/2/                       2,305    224       21             2            (190)       (18)       2,136        208
   Class 529-E/2/                         608     59        7             1               -/4/       -/4/       615         60
   Class 529-T/5/                          10      1        -/4/          -/4/            -          -           10          1
   Class 529-F-1/2/                       813     80       12             1             (67)        (7)         758         74
   Class R-1/2/                            64      6        -/4/          -/4/            -/4/       -/4/        64          6
   Class R-2/2/                         1,083    106        4             -/4/           (3)         -/4/     1,084        106
   Class R-2E/2/                           25      2        -             -               -          -           25          2
   Class R-3/2/                           553     55        3             -/4/           (2)         -/4/       554         55
   Class R-4/2/                           768     75        3             -/4/            -/4/       -/4/       771         75
   Class R-5E/2/                           25      2        -             -               -          -           25          2
   Class R-5/2/                           110     11        -/4/          -/4/            -/4/       -/4/       110         11
   Class R-6/2/                           521     52        3             -/4/            -/4/       -/4/       524         52
                                     -------- ------    ------           ---        --------     ------     --------     ------
   Total net increase (decrease)     $225,815 22,015   $1,962           192        $(35,325)    (3,462)    $192,452     18,745
                                     ======== ======    ======           ===        ========     ======     ========     ======

  Year ended May 31, 2016
   Class A
                                     $    250     24    $   -/4/          -/4/     $      -          -     $    250         24

 /1/Includes exchanges between share classes of the fund.
 /2/This share class began investment operations on July 29, 2016.
 /3/Class B and 529-B shares of the fund were fully liquidated on May 5, 2017.
 /4/Amount less than one thousand.
 /5/Class T and 529-T shares began investment operations on April 7, 2017.
 /6/Class F-3 shares began investment operations on January 27, 2017.

9. Investment transactions
--------------------------------------------------------------------------------

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $289,689,000 and $115,920,000, respectively, during the year ended May 31, 2017.

10. Ownership concentration
--------------------------------------------------------------------------------

At May 31, 2017, CRMC held 21% of the fund's outstanding shares. The ownership represents the seed money invested in the fund when it began operations on
December 14, 2012.

20  American Funds Corporate Bond Fund

Financial highlights

                                           Income (loss) from
                                        investment operations/1/           Dividends and distributions

                                   -------------------------------    -------------------------------------
                                               Net gains
                                              (losses) on                                                     Net
                         Net asset             securities             Dividends                    Total     asset
                          value,      Net        (both     Total from (from net  Distributions   dividends   value,
                         beginning investment realized and investment investment (from capital      and      end of   Total
                         of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
---------------------------------------------------------------------------------------------------------------------------------
Class A:
Year ended 5/31/2017      $10.27      $.22        $.18        $.40      $(.23)       $(.11)        $(.34)    $10.33    3.90%/4/
Year ended 5/31/2016       10.20       .30         .26         .56       (.29)        (.20)         (.49)     10.27    5.71
Year ended 5/31/2015       10.11       .26         .08         .34       (.25)           _          (.25)     10.20    3.44
Year ended 5/31/2014        9.85       .26         .25         .51       (.25)           _/5/       (.25)     10.11    5.36
Period from 12/14/2012
 to 5/31/2013/6,7/         10.00       .09        (.15)       (.06)      (.09)           _          (.09)      9.85    (.60)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class C:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .12        (.18)       (.06)      (.11)        (.07)         (.18)     10.33    (.47)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class T:
Period from 4/7/2017 to
 5/31/2017/6,10/           10.17       .04         .16         .20       (.04)           -          (.04)     10.33    1.97/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .18        (.18)          -/5/    (.17)        (.07)         (.24)     10.33     .09/8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-2:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.17)        .03       (.20)        (.07)         (.27)     10.33     .33/8/
---------------------------------------------------------------------------------------------------------------------------------
Class F-3:
Period from 1/27/2017
 to 5/31/2017/6,12/        10.09       .09         .24         .33       (.09)           -          (.09)     10.33    3.29/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-A:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .17        (.17)          _/5/    (.17)        (.07)         (.24)     10.33     .06/8/
---------------------------------------------------------------------------------------------------------------------------------

                                         Ratio of      Ratio of
                                        expenses to  expenses to
                                        average net  average net     Ratio of
                          Net assets,  assets before assets after   net income
                         end of period  reimburse-    reimburse-    to average
                         (in millions)     ments       ments/3/    net assets/3/
--------------------------------------------------------------------------------
Class A:
Year ended 5/31/2017         $211           .98%/4/       .87%/4/      2.16%/4/
Year ended 5/31/2016           52           .75           .53          2.97
Year ended 5/31/2015           51           .71           .53          2.52
Year ended 5/31/2014           51           .69           .53          2.65
Period from 12/14/2012
 to 5/31/2013/6,7/             49           .33/8/        .24/8/        .91/8/
--------------------------------------------------------------------------------
Class C:
Period from 7/29/2016
 to 5/31/2017/6,9/             10          1.77          1.64          1.40
--------------------------------------------------------------------------------
Class T:
Period from 4/7/2017 to
 5/31/2017/6,10/                _/11/       .15/4,8/      .10/4,8/      .37/4,8/
--------------------------------------------------------------------------------
Class F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/              2          1.14          1.00          2.07
--------------------------------------------------------------------------------
Class F-2:
Period from 7/29/2016
 to 5/31/2017/6,9/              5           .77           .66          2.35
--------------------------------------------------------------------------------
Class F-3:
Period from 1/27/2017
 to 5/31/2017/6,12/             3           .32/8/        .20/8/        .89/8/
--------------------------------------------------------------------------------
Class 529-A:
Period from 7/29/2016
 to 5/31/2017/6,9/              6          1.15          1.01          2.06
--------------------------------------------------------------------------------

See page 23 for footnotes.

                     American Funds Corporate Bond Fund  21

Financial highlights (continued)

                                           Income (loss) from
                                        investment operations/1/           Dividends and distributions

                                   ---------------------------------  -------------------------------------
                                               Net gains
                                              (losses) on                                                     Net
                         Net asset             securities             Dividends                    Total     asset
                          value,      Net        (both     Total from (from net  Distributions   dividends   value,
                         beginning investment realized and investment investment (from capital      and      end of   Total
                         of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-C:
Period from 7/29/2016
 to 5/31/2017/6,9/        $10.57      $.12       $(.18)      $(.06)     $(.11)       $(.07)        $(.18)    $10.33    (.48)%/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-E:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .16        (.17)       (.01)      (.16)        (.07)         (.23)     10.33    (.02)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-T:
Period from 4/7/2017 to
 5/31/2017/6,10/           10.17       .04         .16         .20       (.04)           -          (.04)     10.33    1.96/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class 529-F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.18)        .02       (.19)        (.07)         (.26)     10.33     .30/8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-1:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .18        (.17)        .01       (.18)        (.07)         (.25)     10.33     .15/4,8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-2:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .15        (.17)       (.02)      (.15)        (.07)         (.22)     10.33    (.11)/8/
---------------------------------------------------------------------------------------------------------------------------------
Class R-2E:
Period from 7/29/2016
 to 5/31/2017/6,9/         10.57       .20        (.17)        .03       (.20)        (.07)         (.27)     10.33     .36/4,8/
---------------------------------------------------------------------------------------------------------------------------------

                                         Ratio of      Ratio of
                                        expenses to  expenses to
                                        average net  average net     Ratio of
                          Net assets,  assets before assets after   net income
                         end of period  reimburse-    reimburse-    to average
                         (in millions)     ments       ments/3/    net assets/3/
--------------------------------------------------------------------------------
Class 529-C:
Period from 7/29/2016
 to 5/31/2017/6,9/            $2           1.82%         1.69%         1.36%
--------------------------------------------------------------------------------
Class 529-E:
Period from 7/29/2016
 to 5/31/2017/6,9/             1           1.27          1.13          1.93
--------------------------------------------------------------------------------
Class 529-T:
Period from 4/7/2017 to
 5/31/2017/6,10/               -/11/        .16/4,8/      .11/4,8/      .36/4,8/
--------------------------------------------------------------------------------
Class 529-F-1:
Period from 7/29/2016
 to 5/31/2017/6,9/             1            .85           .71          2.36
--------------------------------------------------------------------------------
Class R-1:
Period from 7/29/2016
 to 5/31/2017/6,9/             -/11/       1.12/4/        .97/4/       2.06/4/
--------------------------------------------------------------------------------
Class R-2:
Period from 7/29/2016
 to 5/31/2017/6,9/             1           1.64          1.39          1.75
--------------------------------------------------------------------------------
Class R-2E:
Period from 7/29/2016
 to 5/31/2017/6,9/             -/11/        .75/4/        .63/4/       2.33/4/
--------------------------------------------------------------------------------

                     22  American Funds Corporate Bond Fund

                                         Income (loss) from
                                      investment operations/1/           Dividends and distributions

                                 -------------------------------    -------------------------------------
                                             Net gains
                                            (losses) on                                                     Net
                       Net asset             securities             Dividends                    Total     asset
                        value,      Net        (both     Total from (from net  Distributions   dividends   value,
                       beginning investment realized and investment investment (from capital      and      end of   Total
                       of period   income   unrealized)  operations  income)      gains)     distributions period return/2,3/
------------------------------------------------------------------------------------------------------------------------------
Class R-3:
Period from 7/29/2016
 to 5/31/2017/6,9/      $10.57      $.17       $(.17)       $--/5/    $(.17)       $(.07)        $(.24)    $10.33    .10%/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-4:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .20        (.18)       .02        (.19)        (.07)         (.26)     10.33    .26/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-5E:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .20        (.17)       .03        (.20)        (.07)         (.27)     10.33    .37/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-5:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .21        (.18)       .03        (.20)        (.07)         (.27)     10.33    .34/8/
------------------------------------------------------------------------------------------------------------------------------
Class R-6:
Period from 7/29/2016
 to 5/31/2017/6,9/       10.57       .21        (.19)       .02        (.19)        (.07)         (.26)     10.33    .30/8/
------------------------------------------------------------------------------------------------------------------------------

                                       Ratio of      Ratio of
                                      expenses to  expenses to
                                      average net  average net    Ratio of
                        Net assets,  assets before assets after  net income
                       end of period  reimburse-    reimburse-   to average
                       (in millions)     ments       ments/3/   net assets/3/
-----------------------------------------------------------------------------
Class R-3:
Period from 7/29/2016
 to 5/31/2017/6,9/          $1           1.29%         1.11%        2.02%
-----------------------------------------------------------------------------
Class R-4:
Period from 7/29/2016
 to 5/31/2017/6,9/           1           1.15           .85         2.31
-----------------------------------------------------------------------------
Class R-5E:
Period from 7/29/2016
 to 5/31/2017/6,9/          --/11/        .73           .62         2.34
-----------------------------------------------------------------------------
Class R-5:
Period from 7/29/2016
 to 5/31/2017/6,9/          --/11/        .81           .63         2.42
-----------------------------------------------------------------------------
Class R-6:
Period from 7/29/2016
 to 5/31/2017/6,9/           1            .84           .62         2.54
-----------------------------------------------------------------------------

                                                              Year ended
                                               ------------------------------------------                For the period
                                               2017         2016         2015       2014           12/14/2012 to 5/31/2013/6,7/
--------------------------------------------------------------------------------------------------

Portfolio turnover rate for all share classes. 162%     295%         204%        178%                         65%

 /1/Based on average shares outstanding.
 /2/Total returns exclude any applicable sales charges, including contingent deferred sales charges.
 /3/This column reflects the impact of a reimbursement from CRMC. During the periods shown, CRMC reimbursed a portion of other fees and expenses.
 /4/All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
 /5/Amount less than $.01.
 /6/Based on operations for the period shown and, accordingly, is not representative of a full year.
 /7/For the period December 14, 2012, commencement of operations, through
 May 31, 2013.
 /8/Not annualized.
 /9/This share class began investment operations on July 29, 2016.
/10/Classes T and 529-T shares began investment operations on April 7, 2017.
/11/Amount less than $1 million.
/12/Class F-3 shares began investment operations on January 27, 2017.

See Notes to Financial Statements

                     American Funds Corporate Bond Fund  23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Corporate Bond Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

July 17, 2017